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                                                                    EXHIBIT 23.1

                                                       [LOGO OF ARTHUR ANDERSEN]

                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-36897, 33-71094, 33-77770, 33-78026, and
333-73139.

                                        /s/ Arthur Andersen LLP

Atlanta, Georgia
January 27, 2000